Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 27th day of March, 2008, by and among Osteologix, Inc., a Delaware corporation (the “Company”), and the “Holders” executing this Agreement and named in that certain Purchase Agreement by and among the Company and the Holders dated the date hereof (the “Purchase Agreement”).

The parties hereby agree as follows:

1.   Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Affiliated Holder” shall mean Nordic Biotech Opportunity Fund K/S, and any successor and assigns or permitted transferee of the Affiliated Holder who is a subsequent holder of any Registrable Securities transferred by the Affiliated Holder.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City and San Francisco, California are open for the general transaction of business.

“Common Stock” shall mean the Company’s common stock, par value $0.0001 per share, and any securities into which such shares may hereinafter be reclassified.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holders” shall mean collectively, the Purchasers and the Affiliated Holder.

“Major Purchaser” shall mean any Holder (other than the Affiliated Holder) that purchased 500,000 Units, or more, pursuant to the Purchase Agreement.  For purposes of this Agreement, the Shares purchased by a Holder shall include the Shares of all of its related persons that have also purchased Shares under the Purchase Agreement.

“Purchasers” shall mean the Purchasers identified in the Purchase Agreement (other than the Affiliated Holder) and any successor and assigns or permitted transferee of any Purchaser who is a subsequent holder of any Registrable Securities.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Shares, and (ii) any other securities issued or issuable with respect to or in exchange for the Shares; provided, that a security held by Holder shall cease to be a Registrable Security upon (A) a sale by such Holder pursuant to a Registration Statement or Rule 144 under the Securities Act or (B) such security becoming eligible for sale by such Holder pursuant to Rule 144(b) without volume limitations.

“Registration Statement” shall mean any registration statement or statements of the Company filed under the Securities Act and (in each case) the Prospectus that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including each of the Registration Statements referred to in Section 2), amendments and supplements to each such Registration Statement and Prospectus, including pre- and post-effective amendments, all exhibits and all material filed and incorporated by reference or deemed to be incorporated by reference in each such Registration Statement.

“Required Holders” means the Holders holding a majority of the Registrable Securities.

“Required Purchasers” mean the Purchasers holding a majority of the Registrable Securities then owned by the Purchasers.

“Rule 416” and “Rule 429” mean “Rule 416” and “Rule 429”, respectively, each as promulgated by the SEC pursuant to the Securities Act, as either such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued to the Holders pursuant to the Purchase Agreement or issued or issuable to the Holders upon the exercise, conversion or exchange of any securities issued pursuant to the Purchase Agreement including any Warrant Shares issued or issuable to the Holders pursuant to the exercise of the Warrants (as well as any shares of Common Stock issued or issuable to the Holders upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing).

“Warrant” means any one of the Warrants to purchase Common Stock issued to the Holders pursuant to the Purchase Agreement and any amendments thereof.

“Warrant Shares” means the shares issued or issuable pursuant to the Warrants.

2.   Registration.

(a)  Initial Registration Statement.  Promptly following the closing of the purchase and sale of the securities contemplated by the Purchase Agreement (the “Closing Date”) but no later than thirty (30) days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC a Registration Statement covering the resale by the Purchasers of all Registrable Securities then held by the Purchasers.  Such Registration Statement shall be on Form S-1 or Form S-3, as available (the “Registration Statement”), or other appropriate form in accordance herewith and shall include the plan of distribution attached hereto as Exhibit A (except as otherwise directed by the Purchasers).  Such Registration Statement also shall cover, to the extent allowable under the Securities Act (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any holder without the prior written consent of the Required Purchasers, except for shares of Common Stock held by the Company’s stockholders (other than the Affiliated Holder) having “piggyback” registration rights expressly set forth in registration rights agreements entered into by the Company prior to the date hereof.  A copy of the initial filing of the Registration Statement (and each pre-effective amendment thereto) shall be provided to the Purchasers and their counsel at least three (3) Business Days prior to filing.  If the Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline (or if it is filed without giving the Purchasers the opportunity to review and comment on the same as required above, the Company shall not be deemed to have satisfied such filing requirement), then in addition to any other rights each Purchaser may have hereunder or under applicable law, the Company will pay (i) an amount in cash to each Purchaser other than the Affiliated Holder, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid for Registrable Securities by such Purchaser pursuant to the Purchase Agreement up to a maximum amount of all liquidated damages payable under this Agreement to any Purchaser of 10% of the purchase price paid for Registrable Securities by such Purchaser pursuant to the Purchase Agreement and (ii) for each thirty- (30) day period or pro rata for any portion thereof following the Filing Deadline for which the Registration Statement has not been filed or reviewed pursuant to the terms hereof, an amount in cash to each Purchaser other than the Affiliated Holder, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid for Registrable Securities by such Purchaser pursuant to the Purchase Agreement up to a maximum amount of all liquidated damages payable under this Agreement to any Purchaser of 10% of the purchase price paid for Registrable Securities by such Purchaser pursuant to the Purchase Agreement.  The amounts payable as partial liquidated damages pursuant to this paragraph shall be paid within three (3) Business Days of the Filing Deadline and monthly thereafter within three (3) Business Days of the last day of each month following the commencement of the Filing Deadline until the Registration Statement has been reviewed by the Purchasers and filed with the SEC as required herein.  If the Company fails to pay any partial liquidated damages pursuant to this section in full within seven (7) calendar days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such payments are due until such amounts, plus all such interest thereon, are paid in full.  Payments to be made pursuant to this Section 2(a)(i) shall apply on a daily pro-rata basis for any portion of a month prior to the review and filing of the Registration Statement required herein.  All payments shall be in immediately available cash funds.  In all cases, regardless of whether a Registration Statement has been declared effective, no liquidated damages shall accrue or be payable with respect to securities that are eligible for sale under Rule 144(b) without volume limitations.

(b)  Registration by the Affiliated Holder.  At any time after the earlier of the date that is six (6) months after the Closing Date and thirty (30) days after the date of effectiveness of the Registration Statement filed in accordance with Section 2(a) herein, each Affiliated Holder may request, no more than one time, that the Company shall prepare and file with the SEC, a Registration Statement covering the resale by such Affiliated Holder of all Registrable Securities (including all Warrant Shares) then held by such Affiliated Holder.  Promptly following any such request but no later than thirty (30) Business Days after such request, the Company shall prepare and file with the SEC a Registration Statement covering the resale by such Affiliated Purchaser of all Registrable Securities then held by such Affiliated Purchaser; provided, that the Company shall not be required to file any Registration Statement under this Section 2(b) if the filing of such Registration Statement would cause the Company to file financial statements in advance of the date that the Company would have otherwise been required to file such financial statements under the Exchange Act.  Such Registration Statement shall be on Form S-1 or Form S-3, as available, or other appropriate form in accordance herewith and shall include the plan of distribution attached hereto as Exhibit A (except as otherwise directed by such Affiliated Holder).  Such Registration Statement also shall cover, to the extent allowable under the Securities Act (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any holder without the prior written consent of the Affiliated Purchaser that requested such Registration Statement under this Section 2(b).  A copy of the initial filing of the Registration Statement (and each pre-effective amendment thereto) shall be provided to the Affiliated Purchaser and their counsel at least three (3) Business Days prior to filing.  Notwithstanding the foregoing, (i) if the board of directors of the Company determines in good faith that any such registration would be materially detrimental to the Company, the Company may defer such registration for no more than ninety (90) days in any twelve (12) month period.  Further, notwithstanding any other agreement between an Affiliated Holder and the Company, each Affiliated Holder agrees that it will not elect to cause the Company to register any other securities held by such Affiliated Holder for resale prior to the date set forth in this Section 2(b).

(c)  Expenses.  The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, reasonable out-of-pocket fees and expenses of one counsel to all Major Purchasers (which fees and expenses shall not exceed $15,000) and the Major Purchasers’ reasonable out-of-pocket expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(d)  Additional Registration Statements.  If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 or requires any Purchaser in connection with a Registration Statement filed under Section 2(a) or the Affiliated Holder in connection with a Registration Statement filed under Section 2(b) to be named as an “underwriter”, the Company shall use its commercially reasonable efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers or the Affiliated Holder, as the case may be, is an “underwriter”.  The Purchasers or the Affiliated Holder, as applicable, shall have the right to participate or have their counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their counsel comment on any written submission made to the SEC with respect thereto.  No such written submission shall be made to the SEC to which the Purchasers’ or Affiliated Holder’s counsel, as applicable, reasonably objects, which determination shall be made in the sole discretion of the Company and its counsel.  In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall not agree to name any Purchaser or the Affiliated Holder as an “underwriter” in such Registration Statement without the prior written consent of such Purchaser or the Affiliated Holder (collectively, the “SEC Restrictions”).  Any cut-back imposed on the Purchasers or the Affiliated Holder pursuant to this Section 2(d) shall, unless the SEC Restrictions otherwise require or provide and unless otherwise directed in writing by a Purchaser or the Affiliated Holder as to its Registrable Securities, will be applied as follows: (i) first to Registrable Securities represented by the Shares, other than Warrant Shares, held by the Affiliated Holder (applied, in the case that some of such shares of Common Stock may be registered, to the Affiliated Holder(s) on a pro rata basis based on the total number of unregistered Shares, other than Warrant Shares, held by any Affiliated Holder)1; second to the Warrant Shares held by the Affiliated Holder (applied, in the case that some Warrant Shares may be registered, to the Affiliated Holder(s) on a pro rata basis based on the total number of unregistered Warrant Shares held by any Affiliated Holder)2; third to Registrable Securities represented by the Shares, other than Warrant Shares, held by Purchasers (applied, in the case that some of such shares of Common Stock may be registered, to the Purchasers on a pro rata basis based on the total number of unregistered Shares, other than Warrant Shares, held by any Purchaser); and fourth to the Warrant Shares held by Purchasers (applied, in the case that some Warrant Shares may be registered, to the Purchasers on a pro rata basis based on the total number of unregistered Warrant Shares held by any Purchaser).  No liquidated damages shall accrue on or as to any Cut Back Shares until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date”).  From and after the Restriction Termination Date, all of the provisions of this Section 2 (including the liquidated damages provisions) shall again be applicable to the Cut Back Shares; provided, however, that for such purposes, the Filing Deadline with respect to any such Cut Back Shares shall be the 45th day following the Restriction Termination Date.

(e)  Effectiveness.

(i)  The Company shall use commercially reasonable efforts to cause the Registration Statement(s) to be declared effective by the SEC as soon as practicable (including filing with the SEC a request for acceleration of its effectiveness in accordance with Rule 461 within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the staff of the SEC that a Registration Statement will not be reviewed, or not be subject to further review), with respect to the initial Registration Statement(s) filed pursuant to Sections 2(a) and 2(b) hereof, but in any event no later than one hundred and twenty (120) days after filing.  The Company shall notify the Purchasers or the applicable Affiliated Holder by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Purchasers or the applicable Affiliated Holder with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.  If (A)(i) the Registration Statement is not declared effective by the SEC prior to the earlier of five (5) Business Days after the staff of the SEC shall have informed the Company (orally or in writing, whichever is earlier) that such Registration Statement will not be reviewed by the staff of the SEC or not be subject to further review or (ii) one hundred and twenty (120) days after filing, other than as a result of limitations imposed by the SEC or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding the inability of any Purchaser to sell the Registrable Securities covered thereby due to market conditions and except as excused pursuant to Section 2(e)(ii) below, then, until the shares are eligible for resale under Rule 144, in addition to any other rights each Purchaser may have hereunder or under applicable law, the Company will pay (i) an amount in cash to each Purchaser other than the Affiliated Holder, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid for Registrable Securities by such Purchaser pursuant to the Purchase Agreement up to a maximum amount of all liquidated damages payable under this Agreement to any Purchaser of 10% of the purchase price paid for Registrable Securities by such Purchaser pursuant to the Purchase Agreement and (ii) for each thirty- (30) day period or pro rata for any portion thereof following the occurrence of an event set forth in any of (A) or (B) above an amount in cash to each Purchaser other than the Affiliated Holder, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid for Registrable Securities by such Purchaser pursuant to the Purchase Agreement up to a maximum amount of all liquidated damages payable under this Agreement to any Purchaser of 10% of the purchase price paid for Registrable Securities by such Purchaser pursuant to the Purchase Agreement.  The amounts payable as partial liquidated damages pursuant to this paragraph shall be paid within three (3) Business Days of the occurrence of an event set forth in any of (A) or (B) above and monthly thereafter within three (3) Business Days of the last day of each month following the occurrence of an event set forth in any of (A) or (B) above until such events are cured.  The amounts payable as partial liquidated damages pursuant to this paragraph shall be paid within three (3) Business Days of the occurrence of an event set forth in any of (A) or (B) above and monthly thereafter within three (3) Business Days of the last day of each month following the occurrence of an event set forth in any of (A) or (B) above until such occurrence has been cured.  If the Company fails to pay any partial liquidated damages pursuant to this section in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such payments are due until such amounts, plus all such interest thereon, are paid in full.  Such payments shall be made to each Purchaser in immediately available cash funds.  For purposes of the obligations of the Company under this Agreement, except in the case of any Purchasers who elect in writing not to have its Registrable Securities included in the Registration Statement, no Registration Statement shall be considered “effective” with respect to any Registrable Securities unless such Registration Statement lists the Purchasers of such Registrable Securities as “Selling Stockholders” and includes such other information as is required to be disclosed with respect to such Purchasers to permit them to sell all of their Registrable Securities pursuant to such Registration Statement.

(ii)  The Holders hereby acknowledge that there may occasionally be times when the Company must suspend the use of the Prospectus until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.  Each Holder hereby covenants that it will not sell any securities pursuant to the Prospectus during the period commencing at the time at which the Company gives such Holder notice of the suspension of the use of the Prospectus and ending at the time the Company gives such Holder notice that such Holder may thereafter effect sales pursuant to the Prospectus.  Notwithstanding anything herein to the contrary, the Company shall not suspend use of the Registration Statement by any Holder unless in the good faith determination of the Company such suspension is required by the federal securities laws, including without limitation, the rules and regulations promulgated thereunder; provided, however, that (i) except as otherwise provided by clause (ii) below, in the event that such suspension is required by the need for an amendment or supplement to the Registration Statement or the Prospectus, the Company shall promptly file such required amendments or supplements as shall be necessary for the disposition of the Registrable Securities to recommence and (ii) if the Board of Directors has determined in good faith that offers and sales pursuant to the Prospectus should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in the Registration Statement would be premature or would have a material adverse effect on the Company and its business, the Company may suspend the use of the Prospectus and defer the filing of any required amendment or supplement for the minimum period of time necessary to avoid such material adverse effect (an “Allowed Delay”); provided, further, that in the case of clause (ii) above, the Company shall not be entitled to exercise its right to block such sales or suspend use of the Prospectus more than three times (not to exceed thirty (30) days each) during the effectiveness of the Registration Statement nor more than a total of thirty (30) days in any twelve (12)-month period.

3.   Company Obligations.  The Company will use all reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible (but subject to Section 2(e)(ii)):

(a)  use all reasonable efforts to cause such Registration Statement to become effective and, to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without volume limitations pursuant to Rule 144(b) (the “Effectiveness Period”) and advise the Purchasers in writing when the Effectiveness Period has expired;

(b)  (i) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to such Registration Statement or any amendment thereto and, as promptly as reasonably practicable, upon request, provide the Purchasers true and complete copies of all correspondence from and to the SEC relating to such Registration Statement; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered by such Registration Statement;

(c)  Use all reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(d)  prior to any resale of Registrable Securities, use all reasonable efforts to register or qualify or cooperate with the Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Holders and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(d) or (iii) file a general consent to service of process in any such jurisdiction;

(e)  use all reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market (including the OTC-BB) on which similar securities issued by the Company are then listed or traded;

(f)  promptly notify the Purchasers and/or the applicable Affiliated Holder, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the Securities Act (including during any period when the Company is in compliance with Rule 172), upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare, file with the SEC pursuant to Rule 172 and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(g)  promptly notify the Purchasers and/or the applicable Affiliated Holder (i) of any request by the SEC or any other Federal or state governmental authority during the period of effectiveness of each Registration Statement for amendments or supplements to such Registration Statement or Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (iv) of the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein;

(h)  with a view to making available to the Purchasers and the Affiliated Holder the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers or the Affiliated Holder to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(b) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act (whether or not such reports and other documents are required to be filed under the Exchange Act); and (iii) furnish to each Purchaser and Affiliated Holder upon request, as long as such Purchaser or Affiliated Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act and (B) such other information as may be reasonably requested in order to avail such Purchaser or Affiliated Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration; and

(i)  the Company represents and warrants that (A) since December 31, 2007 through the date of this Agreement, it has filed with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act and (B) neither the Company nor any of its consolidated or unconsolidated subsidiaries have, since the end of the last fiscal year for which certified financial statements of the Company and its consolidated subsidiary were included in a report filed pursuant to Section 13(a) or 15(d) of the Exchange Act through the date of this Agreement: (1) failed to pay any dividend or sinking fund installment on preferred stock; or (2) defaulted (x) on any installment or installments on indebtedness for borrowed money, or (y) on any rental on one or more long term leases, which defaults in the aggregate are material to the financial position of the Company and its consolidated and unconsolidated subsidiaries, taken as a whole.

4.   Information.  The Company shall not disclose material nonpublic information to the Purchasers, or to advisors to or representatives of the Purchasers, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Purchasers, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Purchaser wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.  The Purchasers and the Affiliated Holder agree and acknowledge that their access to documents in connection with any review by the SEC of a Registration Statement, and their participation in any related meetings or discussion with the Company or the SEC in connection therewith in accordance with Section 2(d) may expose them to material nonpublic information and that the Company will request the execution of appropriate confidentiality agreements as a condition to providing any such access to any Purchaser or Affiliated Holder.

5.   Obligations of the Holders.

(a)  Each Holder shall promptly furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least three (3) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in the Registration Statement.  A Holder shall provide such information to the Company at least three (3) Business Days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in the Registration Statement.

(b)  Each Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)  Each Holder agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(e)(ii) or (ii) the happening of an event pursuant to Section 3(f) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder is advised by the Company that a supplemented or amended prospectus has been filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, the Holder shall deliver to the Company or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

6.   Indemnification.

(a)  Indemnification by the Company.  The Company will indemnify and hold harmless each Holder and its officers, directors, members, partners, employees, attorneys and agents, successors and assigns, and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; or (iv) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Holder’s behalf and will reimburse such Holder, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder expressly for use therein, or (ii) the failure of the Holder to comply with the covenants and agreements contained in Section 5 hereof and Section 6(a) of the Purchase Agreement respecting the sale of the Shares, or (iii) the inaccuracy of any representation or warranty made by the Holder herein; or (iv) the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder that the Prospectus is outdated or defective.

(b)  Indemnification by the Holders.  Each Holder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and will reimburse the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof).  In no event shall the liability of a Holder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Holder in connection with any claim relating to this Section 6) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)  Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written legal opinion of its counsel satisfactory to the indemnifying party, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)  Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.   Miscellaneous.

(a)  Amendments and Waivers.  This Agreement may be amended, modified or waived only by a writing signed by the Company, the Major Purchasers and the Affiliated Purchasers.

(b)  Notices.  All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 10 of the Purchase Agreement.

(c)  Assignments and Transfers by Holders.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and assigns.  A Holder may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such person; provided, that (i) such Holder complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected and (ii) the transferee agrees in writing to be bound by this Agreement as if it were a party hereto.

(d)  Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Holders; provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Required Holders and the Affiliated Holder, after notice duly given by the Company to each Holder.

(e)  Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)  Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

(g)  Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)  Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)  Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)  Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)  Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(l)  Obligations of Holders.  The Company acknowledges that the obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement.  The decision of each Holder to enter into to this Agreement has been made by such Holder independently of any other Holder.  The Company further acknowledges that nothing contained in this Agreement, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.  Each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

Each Holder has been represented by its own separate legal counsel in their review and negotiation of this Agreement and with respect to the transactions contemplated hereby.  The Company has elected to provide all Holders with the same terms and Agreement for the convenience of the Company and not because it was required or requested to do so by the Holders.  The Company acknowledges that such procedure with respect to this Agreement in no way creates a presumption that the Holders are in any way acting in concert or as a group with respect to this Agreement or the transactions contemplated hereby or thereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

OSTEOLOGIX, INC.

By:
Name:
Title:

Signature Page to Registration Rights Agreement

PURCHASERS:

NORDIC BIOTECH OPPORTUNITY FUND K/S

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Registration Rights Agreement

BURLINGAME EQUITY INVESTORS LP

By:
Name:
Title:

Signature Page to Registration Rights Agreement

BURLINGAME EQUITY INVESTORS (OFFSHORE) LTD.

By:
Name:
Title:

Signature Page to Registration Rights Agreement

BURLINGAME EQUITY INVESTORS II LP

By:
Name:
Title:

Signature Page to Registration Rights Agreement